UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2005

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2005, Apogee Enterprises, Inc. (the “Company”) announced that Daniel R. Mayleben will join the Company on October 31, 2005, as Chief Information Officer. On October 17, 2005, the Company offered the position of Chief Information Officer (the “Offer”) to Mr. Mayleben, and his acceptance of the Offer became final on October 20, 2005.

The Offer provides that Mr. Mayleben will be entitled to: (1) an annual salary of $250,000, (2) target cash bonus potential at 37.5% of base salary with a potential maximum payout at 56.25% of base salary for fiscal year 2006 prorated from October 31, 2005 (subject to the Company’s financial performance and agreed upon personal objectives), (3) 4,000 restricted shares of the Company’s stock, which will vest in full in April 2008, (4) participate in the Company’s various benefit programs, (5) a car allowance of $9,744 per year, (6) up to $2,000 per year for financial counseling, (7) a one time $6,000 allowance for estate planning, (8) four weeks vacation, and (9) semi-annual executive physicals.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) As disclosed under Item 1.01 above, on October 26, 2005, the Company announced that Mr. Mayleben, 44 years old, was named Chief Information Officer of the Company.

Mr. Mayleben has been the chief financial officer for HighJump Software, which provides supply chain execution software, since 2003. From 2000 to 2003, he was chief financial officer for Adaytum, which provides enterprise business planning software. Mr. Mayleben was with Honeywell International from 1994 to 2000 in various financial management positions, ending his tenure as chief financial officer for the security and fire solutions division. From 1983 to 1993, he was employed by Deloitte & Touche, last serving as a senior audit manager.

There are no arrangements or understandings between Mr. Mayleben and any other persons pursuant to which Mr. Mayleben was selected as Chief Information Officer. Mr. Mayleben does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $60,000, nor has Mr. Mayleben had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

See Item 1.01 above for a description of the terms of Mr. Mayleben’s employment arrangement with the Company.

A press release, dated October 26, 2005, announcing Mr. Mayleben’s appointment as Chief Information Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

99.1    Press Release issued by Apogee Enterprises, Inc. dated October 26, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Chief Financial Officer

Date: October 26, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Apogee Enterprises, Inc. dated October 26, 2005.

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